UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4007

SMITH BARNEY TRUST II -SMITH BARNEY CAPITAL PRESERVATION FUND II

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
 (Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Smith Barney Fund Management LLC
300 First Stamford Place
Stamford, CT 06902
 (Name and address of agent for service)

Registrant's telephone number, including area code: (800) 451-2010

Date of fiscal year end:  OCTOBER 31
Date of reporting period: APRIL 30, 2004

ITEM 1.  REPORT TO STOCKHOLDERS.

         The SEMI-ANNUAL Report to Stockholders is filed herewith.

SMITH BARNEY
CAPITAL PRESERVATION
FUND II

SEMI-ANNUAL REPORT | APRIL 30, 2004

N O T F D I C I N S U R E D • N O T B A N K G U A R A N T E E D • M A Y L O S E V A L U E

Semi-Annual Report • April 30, 2004 SMITH BARNEY CAPITAL PRESERVATION FUND II
JOHN G. GOODE	PETER HABLE	SANDIP A. BHAGAT
PORTFOLIO MANAGER	PORTFOLIO MANAGER	PORTFOLIO MANAGER

What’s Inside

Letter From the Chairman	1
Schedule of Investments	4
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Notes to Financial Statements	12
Financial Highlights	18

JOHN G. GOODE

John has more than 33 years of
securities business experience and
co-manages the fund’s equity
investments.

PETER HABLE

Peter has more than 19 years of
securities business experience and
co-manages the fund’s equity
investments.

SANDIP A. BHAGAT

Sandip has more than 15 years of
securities business experience and
co-manages the fund’s fixed-income
investments and portfolio allocation.

FUND OBJECTIVE

The objective of the fund during the
Guarantee Period is to seek some capital
growth while preserving principal.
During the Post Guarantee Period, the
fund expects to seek long-term growth
of capital. Current income will be a
secondary consideration.

FUND FACTS

FUND INCEPTION

September 24, 2002

L E T T E R  F R O M  T H E  C H A I R M A N

Dear Shareholder,

The economy grew at a fairly sustainable 4.2% pace in the first calendar quarter of 2004 and continued its steady recovery from over a year ago with broad-based participation across every major sector of the economy and most industries. Led by a strong recovery in corporate profits and robust output growth, businesses finally appeared to have ramped up hiring. Job growth has picked up substantially so far this year, accelerating from a monthly average of 60,000 in the fourth quarter of 2003 to 171,000 per month in the first quarter of 2004. Renewed job growth came at an opportune time, as the tailwinds from last year’s personal income tax cut and mortgage refinancing wave appeared to be fading.

After-tax corporate operating profits grew 29% in 2003. Stronger sales volumes and rising productivity and operating leverage seem to account for most of the gains, although there were growing indications that increased pricing power may also be helping.

Both the Consumer Price Index (“CPI”)[i] and Producer Price Index (“PPI”)ii core inflation rates have begun to inch higher over the past six months, joining commodities, energy, and intermediate goods in the move away from disinflation. Deflation fears, which had been dominant around the turn of the year, seem to have diminished markedly.

R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer

PERFORMANCE SNAPSHOT
AS OF APRIL 30, 2004
(excluding sales charges)
(Unaudited)

6 Months

Class A Shares	0.73%

Lehman Aggregate Bond Index	1.25%

S&P 500 Index	6.27%

Lipper Balanced Target Maturity Funds Category Average	0.93%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Class A share returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions. Excluding sales charges, Class B shares returned 0.25% and Class C shares returned 0.33% over the six months ended April 30, 2004.

Effective April 29, 2004, Smith Barney Class L shares were renamed Class C shares. On February 2, 2004, initial sales charges on these shares were eliminated.

All index performance reflects no deduction for fees, expenses or taxes. The Lehman Brothers Aggregate Bond Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended April 30, 2004, calculated among the 75 funds in the fund’s Lipper category including the reinvestment of dividends and capital gains, if any, and excluding sales charges.

1 Smith Barney Capital Preservation Fund II | 2004 Semi-Annual Report

Through the first four months of the year, the U.S. Federal Reserve has been growing increasingly uncomfortable with the highly accommodative stance of monetary policy. As confidence in the sustainability of the economic recovery has grown in recent months, Fed communications have increasingly signaled an impending shift in policy, with the potential for rising interest rates in coming months.

Performance Review

For the six-month period ended April 30, 2004, the Class A shares of the Smith Barney Capital Preservation Fund II generated a return of 0.73% excluding sales charges.This performance lagged the average return of 0.93% in the fund’s Lipper balanced target maturity funds peer group category.1 By contrast, the Lehman Aggregate Bond Indexiii and the S&P 500 indexiv which represent the two extremes of an all-bond or all-equity alternative produced returns of 1.25% and 6.27% respectively.

During the six-month period, the fund remained more heavily invested in fixed-income securities than in stocks because of its focus on principal protection. As a result, the fund’s participation in the stronger equity market towards the end of 2003 was limited. In recent weeks, a rising interest rate environment adversely affected the fixed-income component of the fund’s portfolio, while equities also struggled at the same time. At the end of April, the common stock allocation in the fund was 17.4% and the futures contracts exposure was 3.1%, bringing the total equity allocation to 20.5%, with the remainder in fixed-income securities.

Special Shareholder Notice

Effective April 29, 2004, Smith Barney Class L shares were renamed Class C Shares. On February 2, 2004, initial sales charges on these shares were eliminated.

Information About Your Fund

In recent months several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees and other mutual fund issues in connection with various investigations.The regulators appear to be examining, among other things, the fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects.The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

As always, thank you for your confidence in our stewardship of your assets.We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

May 17, 2004

1 Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended April 30, 2004, calculated among the 75 funds in the fund’s Lipper category including the reinvestment of dividends and capital gains, if any, and excluding sales charges.

2 Smith Barney Capital Preservation Fund II | 2004 Semi-Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Use of the fixed income component during the Guarantee Period will reduce the fund’s ability to participate as fully in upward equity market movements, and therefore represents some loss of opportunity, or opportunity cost, compared to a portfolio that is more heavily invested in equities. If the value of the stock component were to decline substantially during the Guarantee Period or upon the occurrence of certain non-market-related events, the fund may be completed and irreversibly 100% reallocated to fixed income. Please see the fund’s prospectus for more information. The terms of a Financial Guarantee Agreement executed in connection with the Guarantee impose certain limitations on the manner in which the Fund may be managed during the Guarantee Period. The Financial Guarantee Agreement could limit the manager’s ability to alter the management of the Fund during the Guarantee Period in response to changing market conditions.

When you hold your investment until the end of the five-year Guarantee Period, on the Guarantee Maturity Date your account will be worth no less than your initial investment (less sales charges) at the end of the Offering Period, reduced to reflect any redemptions, dividends and distributions received in cash and certain fund expenses, such as taxes and extraordinary expenses. If you choose to redeem your investment on any day other than the Guarantee Maturity Date, your shares will be redeemed at the current NAV and the amount returned could be less than that invested. The guarantee is based on the amount invested as of the first day of the Guarantee Period and does not apply to any earnings realized during the Guarantee Period. As with the sale of any securities, a taxable event may occur if the fund liquidates securities for asset allocation purposes or at the end of the Guarantee Period. Please keep in mind that the fund’s NAV will fluctuate. After the Guarantee Period ends, your investment will no longer be protected by the guarantee and will be subject to possible loss of principal. Any exchange into another fund will constitute a taxable event. Fund allocations may change at any time.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i The Consumer Price Index measures the average change in U.S. consumer prices over time in a fixed market basket of goods and services determined by the U.S. Bureau of Labor Statistics.

ii The Producer Price Index measures the change in wholesale prices as released monthly by the U.S. Bureau of Labor Statistics.

iii The Lehman Brothers Aggregate Bond Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks.

3 Smith Barney Capital Preservation Fund II | 2004 Semi-Annual Report

Schedule of Investments (unaudited)		April 30, 2004

SHARES	SECURITY	VALUE

COMMON STOCK — 17.4%
CONSUMER DISCRETIONARY — 2.2%
Hotels Restaurants & Leisure — 0.7%
69,287	Carnival Corp.	$2,956,476
41,451	McDonald’s Corp.	1,128,711

		4,085,187

Leisure Equipment & Products — 0.4%
73,246	Hasbro Inc.	1,383,617
65,764	Mattel, Inc.	1,115,358

		2,498,975

Media — 0.9%
14,060	Comcast Corp. — Class A shares (a)	407,600
139,630	Liberty Media Corp. — Class A shares (a)	1,527,552
19,325	The News Corp. Ltd., ADR	706,522
51,114	Time Warner, Inc. (a)	859,737
81,345	The Walt Disney Co.	1,873,375

		5,374,786

Multiline Retail — 0.1%
16,207	Wal-Mart Stores, Inc.	923,799

Specialty Retail — 0.1%
34,283	Pier 1 Imports Inc.	708,287

	TOTAL CONSUMER DISCRETIONARY	13,591,034

CONSUMER STAPLES — 1.5%
Beverages — 0.3%
35,840	Pepsico Inc.	1,952,922

Food & Drug Retailing — 0.2%
38,335	Safeway Inc. (a)	879,788

Food Products — 0.5%
70,127	Archer-Daniels-Midland Co.	1,231,430
38,648	ConAgra Foods, Inc.	1,116,541
41,451	Sara Lee Corp.	956,689

		3,304,660

Household Products — 0.2%
18,700	Kimberly-Clark Corp.	1,223,915

Personal Products — 0.3%
19,325	Avon Products, Inc.	1,623,300

	TOTAL CONSUMER STAPLES	8,984,585

ENERGY — 1.0%
Energy Equipment & Services — 0.5%
32,414	BJ Services Co. (a)	1,442,423
30,855	GlobalSantaFe Corp.	813,646
27,429	Varco International, Inc. (a)	567,506

		2,823,575

See Notes to Financial Statements.

4 Smith Barney Capital Preservation Fund II | 2004 Semi-Annual Report

Schedule of Investments (unaudited) (continued)	April 30, 2004

SHARES	SECURITY	VALUE

Oil & Gas — 0.5%
14,960	Anadarko Petroleum Corp.	$801,557
9,349	ChevronTexaco Corp.	855,434
12,469	ConocoPhillips	889,040
9,349	Murphy Oil Corp.	640,407

		3,186,438

	TOTAL ENERGY	6,010,013

FINANCIALS — 4.1%
Banks — 0.6%
32,414	The Bank of New York Co., Inc.	944,544
58,906	Bank One Corp.	2,908,189

		3,852,733

Diversified Financials — 1.5%
61,400	American Express Co.	3,005,530
103,666	Countrywide Financial Corp.	6,147,394

		9,152,924

Insurance — 2.0%
60,777	Allstate Corp.	2,789,664
18,076	AMBAC Financial Group, Inc.	1,247,244
21,197	American International Group, Inc.	1,518,765
21,071	Chubb Corp.	1,453,899
30,233	MBIA Inc.	1,780,421
20,259	MGIC Investment Corp.	1,491,468
40,517	The St. Paul Cos., Inc.	1,647,826

		11,929,287

	TOTAL FINANCIALS	24,934,944

HEALTH CARE — 2.2%
Health Care Providers & Services — 0.3%
42,386	Health Management Associates Inc. — Class A shares	980,388
33,348	Health Net Inc. (a)	848,373

		1,828,761

Pharmaceuticals — 1.9%
32,414	Abbott Laboratories	1,426,864
22,442	Bristol Myers Squibb Co.	563,294
13,091	Eli Lilly & Co.	966,247
125,727	Pfizer, Inc.	4,495,998
72,931	Schering-Plough Corp.	1,220,136
25,246	Valeant Pharmaceuticals International	583,183
58,906	Wyeth	2,242,551

		11,498,273

	TOTAL HEALTH CARE	13,327,034

See Notes to Financial Statements.

5 Smith Barney Capital Preservation Fund II | 2004 Semi-Annual Report

Schedule of Investments (unaudited) (continued)		April 30, 2004

SHARES	SECURITY	VALUE

INDUSTRIALS — 1.9%
Aerospace & Defense — 0.3%
61,713	Raytheon Co.	$1,990,861

Air Freight & Couriers — 0.3%
57,661	CNF Inc.	2,108,086

Electrical Equipment — 0.4%
38,958	Emerson Electric Co.	2,346,051

Industrial Conglomerates — 0.3%
56,412	Honeywell International Inc.	1,950,727

Machinery — 0.6%
11,218	Caterpillar Inc.	871,975
44,957	PACCAR Inc.	2,538,272

		3,410,247

	TOTAL INDUSTRIALS	11,805,972

INFORMATION TECHNOLOGY — 2.8%
Communications Equipment — 1.0%
154,901	Motorola, Inc.	2,826,943
91,633	Nokia Corp., ADR	1,283,778
58,285	Scientific-Atlanta, Inc.	1,887,851

		5,998,572

Computers & Peripherals — 0.4%
54,230	Hewlett-Packard Co.	1,068,331
12,469	International Business Machines Corp.	1,099,392

		2,167,723

Electronic Equipment & Instruments — 0.3%
43,323	Agilent Technologies, Inc. (a)	1,170,154
108,775	Solectron Corp. (a)	532,998

		1,703,152

Internet Software & Services — 0.1%
89,838	RealNetworks, Inc. (a)	516,569
7,987	Register.com, Inc. (a)	44,328

		560,897

Semiconductor Equipment & Products — 0.8%
87,969	Intel Corp.	2,263,442
102,855	Lattice Semiconductor Corp. (a)	765,241
62,244	LSI Logic Corp. (a)	443,177
65,141	Texas Instruments Inc.	1,635,039

		5,106,899

Software — 0.2%
24,380	Adobe Systems Inc.	1,007,869
68,787	Micromuse Inc. (a)	461,561

		1,469,430

	TOTAL INFORMATION TECHNOLOGY	17,006,673

See Notes to Financial Statements.

6 Smith Barney Capital Preservation Fund II | 2004 Semi-Annual Report

Schedule of Investments (unaudited) (continued)		April 30, 2004

SHARES	SECURITY	VALUE

MATERIALS — 0.7%
Chemicals — 0.2%
51,698	Engelhard Corp.	$1,501,310

Metals & Mining — 0.3%
52,811	Alcoa, Inc.	1,623,938

Paper & Forest Products — 0.2%
19,313	Weyerhaeuser Co.	1,143,330

	TOTAL MATERIALS	4,268,578

TELECOMMUNICATION SERVICES — 0.7%
Diversified Telecommunication Services — 0.4%
50,491	Nippon Telegraph & Telephone Corp.	1,311,251
27,741	Verizon Communications Inc.	1,046,945

		2,358,196

Wireless Telecommunication Services — 0.3%
637	Mobile Telesystems, ADR	68,771
73,246	Vodafone Group Plc, ADR	1,797,457

		1,866,228

	TOTAL TELECOMMUNICATION SERVICES	4,224,424

UTILITIES — 0.3%
Gas Utilities — 0.1%
70,436	El Paso Corp.	493,756

Multi-Utilities — 0.2%
53,921	Duke Energy Corp.	1,135,576

	TOTAL UTILITIES	1,629,332

	TOTAL COMMON STOCK
	(Cost — $91,195,505)	105,782,589

FACE
AMOUNT	SECURITY	VALUE

U.S. TREASURY OBLIGATIONS — 75.5%
	United States Treasury Strip Notes
$308,844,642	due 8/15/07	279,806,760
203,636,000	due 2/15/08	180,346,558

	TOTAL U.S. TREASURY OBLIGATIONS
	(Cost — $460,990,870)	460,153,318

See Notes to Financial Statements.

7 Smith Barney Capital Preservation Fund II | 2004 Semi-Annual Report

Schedule of Investments (unaudited) (continued)	April 30, 2004

FACE
AMOUNT	SECURITY	VALUE

SHORT-TERM OBLIGATIONS — 7.1%
$15,000,000	United States Treasury Bill (b)
28,113,000	due 6/17/04 (Cost — $14,982,179)	$14,984,010
	State Street Repurchase Agreement 0.870% due 5/3/04;
	Proceeds at maturity —$28,115,038;
	(Fully collateralized by US Treasury Notes, 6.500% due 10/15/06;
	Market Value — $28,675,575) (Cost — $28,113,000) (b)	28,113,000

	TOTAL SHORT-TERM OBLIGATIONS
	(Cost — $43,095,179)	43,097,010

	TOTAL INVESTMENTS — 100%
	(Cost — $595,281,554)	$609,032,917

(a)	Non-income producing security.
(b)	Security is segregated as collateral for open futures contract.

ADR — American Depositary Receipt.

See Notes to Financial Statements.

8 Smith Barney Capital Preservation Fund II | 2004 Semi-Annual Report

Statement of Assets and Liabilities (unaudited)	April 30, 2004

ASSETS:
Investments, at value (Cost — $552,186,375)	$565,935,907
Short-term holdings, at amortized cost (Cost — $43,095,179)	43,097,010
Cash	1,777
Dividend and interest receivable	93,419

Total Assets	609,128,113

LIABILITIES:
Distribution fees payable (Note 2)	482,467
Management fees payable (Note 2)	383,012
Payable for shares of beneficial interest repurchased	348,911
Payable to broker — variation margin	136,000
Accrued expenses and other liabilities	1,099,410

Total Liabilities	2,449,800

Total Net Assets	$606,678,313

NET ASSETS:
Par value of shares of beneficial interest ($0.00001 par value, unlimited shares authorized)	$522
Capital paid in excess of par value	587,125,338
Accumulated net investment loss	(403,575)
Accumulated net realized gain from investment transactions and futures contracts	6,713,159
Net unrealized appreciation of investments and futures contracts	13,242,869

Total Net Assets	$606,678,313

Computation of
Class A Shares:
Net Asset Value per share ($44,438,449/3,808,878 shares outstanding)	$11.67
Offering Price per share ($11.67 ÷ 0.95)	$12.28	*

Class B Shares:
Net Asset Value per share ($498,805,336/42,908,385 shares outstanding)	$11.62	**

Class C Shares†:
Net Asset Value per share ($63,434,528/5,456,406 shares outstanding)	$11.63	**

*	Based upon single purchases of less than $25,000.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.
†	Effective April 29, 2004, Class L shares were redesignated as Class C shares.

See Notes to Financial Statements.

9 Smith Barney Capital Preservation Fund II | 2004 Semi-Annual Report

Statement of Operations (unaudited)	For the Six Months Ended April 30, 2004

INVESTMENT INCOME:
Interest	$7,812,795
Dividend	1,012,746
Less: Foreign withholding tax	(5,522)

Total Investment income	8,820,019

EXPENSES:
Distribution fees (Note 2)	3,170,695
Management fees (Note 2)	2,519,979
Guarantee fees (Note 7)	2,519,979
Transfer agent fees	370,470
Legal fees	101,786
Shareholder communications	79,628
Blue sky fees	45,001
Custody fees	32,050
Audit fees	17,500
Trustee fees	5,736
Other	20,423

Total Expenses	8,883,247

Net Investment Loss	(63,228)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FUTURES CONTRACTS:
Net realized gain from investments and futures contracts	11,061,662
Net decrease in net unrealized appreciation on investments and futures contracts	(6,731,945)

Net Gain on Investments and Futures Contracts	4,329,717

Increase in Net Assets From Operations	$4,266,489

See Notes to Financial Statements.

10 Smith Barney Capital Preservation Fund II | 2004 Semi-Annual Report

Statements of Changes in Net Assets

	Six Months
	Ended
	April 30, 2004	Year Ended
	(unaudited)	October 31, 2003

OPERATIONS:
Net investment income (loss)	$(63,228)	$1,264,356
Net realized gain (loss) from investments and futures contracts	11,061,662	(4,348,503)
Net increase in net unrealized appreciation (depreciation) on
investments and futures contracts	(6,731,945)	19,974,814

Increase in Net Assets From Operations	4,266,489	16,890,667

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income Class A	(432,628)	(194,274)
Net investment income Class B	(413,047)	(1,665,776)
Net investment income Class C	(58,841)	(291,026)

Decrease in Net Assets From Distributions to Shareholders	(904,516)	(2,151,076)

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST (NOTE 9):
Class A
Net proceeds from sale of shares	—	2,339,824
Net asset value of shares issued to shareholders from reinvestment of distributions	414,922	206,426
Cost of shares repurchased	(14,644,699)	(20,257,127)

Total Class A	(14,229,777)	(17,710,877)

Class B
Net proceeds from sale of shares	—	—
Net asset value of shares issued to shareholders from reinvestment of distributions	385,397	1,680,585
Cost of shares repurchased	(94,926,501)	(95,512,467)

Total Class B	(94,541,104)	(93,831,882)

Class C**
Net proceeds from sale of shares	—	970,725
Net asset value of shares issued to shareholders from reinvestment of distributions	54,960	295,255
Cost of shares repurchased	(27,074,454)	(35,487,587)

Total Class C	(27,019,494)	(34,221,607)

Net Decrease in Net Assets From Fund Share Transactions	(135,790,375)	(145,764,366)

Net Decrease in Net Assets	(132,428,402)	(131,024,775)
NET ASSETS:
Beginning of period	739,106,715	870,131,490

End of period*	$606,678,313	$739,106,715

*Includes accumulated net investment income (loss) of:	$(403,575)	$564,169

** Effective April 29, 2004, Class L shares were redesignated as Class C shares.

See Notes to Financial Statements.

11 Smith Barney Capital Preservation Fund II | 2004 Semi-Annual Report

Notes to Financial Statements (unaudited)

1. Significant Accounting Policies

The Smith Barney Capital Preservation Fund II (the “Fund”), a separate investment fund of Smith Barney Trust II (the “Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.The Fund commenced operations on September 24, 2002.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value as determined by or under the direction of the Board of Trustees. Equity securities that are traded primarily on a domestic or foreign exchange are valued at the last sale price on that exchange or, if there were no sales during the day, at the current quoted bid price. Securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. Options are generally valued at the mean of the quoted bid and asked prices. Bonds and other fixed income securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations (maturing in 60 days or less) are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Futures contracts are normally valued at the settlement price on the exchange on which they are traded. Securities for which there are no such valuations are valued using fair value procedures established by and under the general supervision of the Board of Trustees; (c) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis; (d) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (e) dividends and distributions to shareholders are recorded on the ex-dividend date; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) the accounting records are maintained in U.S. dollars.All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation (although the Fund generally does not expect to hold investments denominated in foreign currencies). Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded; (h) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets of each class; (i) the character of income and gains distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications were made to the Fund’s capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations which may differ from generally accepted accounting principles; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Management Agreement, Distribution Agreement and Other Transactions

Smith Barney Fund Management LLC (“SBFM”), a subsidiary of Citigroup Inc. (“Citigroup”), acts as investment manager to the Fund.The Fund pays SBFM a management fee calculated at an annual rate of 0.75% of the average daily net assets during the Guarantee Period.This fee is calculated daily and paid monthly.The management fee amounted to $2,519,979, for the six months ended April 30, 2004.

12 Smith Barney Capital Preservation Fund II | 2004 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

Citicorp Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Fund’s transfer agent. PFPC Global Fund Services (“PFPC”) and Primerica Shareholder Services (“PSS”), another subsidiary of Citigroup, act as the Fund’s sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC and PSS are responsible for shareholder recordkeeping and financial processing for all shareholder accounts and are paid by CTB. For the period ended April 30, 2004, the Fund paid transfer agent fees of $310,740 to CTB and PSS.

Citigroup Global Markets Inc. (“CGM”) (formerly known as Salomon Smith Barney Inc.) and PFS Distributors, Inc. both of which are subsidiaries of Citigroup, act as the Fund’s distributor. Certain other broker-dealers also continue to sell Fund shares to the public as members of the selling group. For the six months ended April 30, 2004, CGM and its affiliates received brokerage commissions of $0 for the Fund’s portfolio agency transactions.

There were maximum initial sales charges of 5.00% and 1.00% for Class A and C shares (effective April 29, 2004, Class L was renamed Class C), respectively. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In addition, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase.This CDSC only applies to those purchases of Class A shares which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate.

For the six months ended April 30, 2004, CGM received sales charges of approximately $0 and $0 on sales of the Fund’s Class A and C shares, respectively. In addition, for the six months ended April 30, 2004, CDSCs paid to CGM were approximately:

	Class A	Class B	Class C

CDSCs	$0	$1,121,000	$0

Pursuant to a Distribution Plan, the Fund pays a distribution fee with respect to Class A, B and C shares calculated at the annual rate of 0.25%, 1.00% and 1.00% of the average daily net assets of each class, respectively. For the six months ended April 30, 2004, total Distribution Plan fees were:

	Class A	Class B	Class C

Distribution Plan Fees	$63,093	$2,732,697	$374,905

All officers and one Trustee of the Trust are employees of Citigroup or its affiliates.

3. Investments

During the six months ended April 30, 2004, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases	$59,334,617

Sales	$215,757,045

At April 30, 2004, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$15,886,700
Gross unrealized depreciation	(2,135,337)

Net unrealized appreciation	$13,751,363

13 Smith Barney Capital Preservation Fund II | 2004 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

4. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of the each day’s trading.Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred.When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a coun-terparty fail to perform under such contracts.

Futures contracts which were open at April 30, 2004, are as follows:

	Number of	Expiration	Book	Market	Unrealized
Contracts	Contracts	Date	Value	Value	Gain/(Loss)

S & P Index Futures (Buy)	68	June 2004	$19,312,194	$18,803,700	$(508,494)

5. Option Contracts

Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid.When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option.When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid.When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At April 30, 2004, the Fund held no purchased call options or purchased put options.

When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily.When a written option expires, the Fund realizes a gain equal to the amount of the premium received.When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated.When a written call option is exercised, the proceeds of the security sold will be increased by the premium originally received.When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise.When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid.The Fund enters into options for hedging purposes.The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price.The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

No written covered call/put option transactions occurred during the six months ended April 30, 2004.

14 Smith Barney Capital Preservation Fund II | 2004 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

6. Repurchase Agreements

The Fund purchases (and its custodian takes possession of ) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price.The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

7.The Guarantee

Provided that all dividends and distributions received from the Fund have been reinvested and no shares have been redeemed by a shareholder, the Fund guarantees that on the Guarantee Maturity Date, as described in the prospectus, each shareholder will be entitled to redeem his or her shares for an amount no less than the value of that shareholder’s account as of the close of business on November 1, 2002, less certain expenses.The Fund’s guarantee is backed by an unconditional and irrevocable financial guarantee from Ambac Assurance Corporation (the “Guarantor”) pursuant to a financial guarantee insurance policy issued by the Guarantor for the benefit of the shareholders of the Fund.The Fund will pay to the Guarantor a fee equal to 0.75% of the average daily net assets of the Fund during the Guarantee Period for providing the financial guarantee insurance policy.The guarantee fees amounted to $2,519,979 for the six months ended April 30, 2004. Please see the prospectus for more information relating to the guarantee arrangement.

8. Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions.The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Translation of foreign currency includes net exchange gains and losses resulting from the disposition of foreign currency and the difference between the amount of investment income, expenses and foreign withholding taxes recorded and the actual amount received or paid.

9. Shares of Beneficial Interest

At April 30, 2004, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share.The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.

15 Smith Barney Capital Preservation Fund II | 2004 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

Transactions in shares of each class were as follows:

	Six Months Ended		Year Ended
	April 30, 2004		October 31, 2003

	Shares	Amount	Shares	Amount

Class A
Shares sold	—	—	205,301	$2,339,824
Shares issued to shareholders from reinvestment of distributions	35,555	$414,922	18,220	206,426
Shares repurchased	(1,242,638)	(14,644,699)	(1,747,177)	(20,257,127)

Net Decrease	(1,207,083)	$(14,229,777)	(1,523,656)	$(17,710,877)

Class B
Shares sold	—	—	—	—
Shares issued to shareholders from reinvestment of distributions	33,053	$385,397	148,496	$1,680,585
Shares repurchased	(8,054,510)	(94,926,501)	(8,285,930)	(95,512,467)

Net Decrease	(8,021,457)	$(94,541,104)	(8,137,434)	$(93,831,882)

Class C**
Shares sold	—	—	85,325	$970,725
Shares issued to shareholders from reinvestment of distributions	4,713	$54,960	26,088	295,255
Shares repurchased	(2,302,266)	(27,074,454)	(3,077,884)	(35,487,587)

Net Decrease	(2,297,553)	$(27,019,494)	(2,966,471)	$(34,221,607)

** Effective April 29, 2004 Class L shares were redesignated as Class C shares.

10.Trustee Retirement Plan

The Trustees of the Fund have adopted a Retirement Plan for all Trustees who are not “interested persons” of the Fund, within the meaning of the 1940 Act. Under the Plan, all Trustees are required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attains age 75 (certain Trustees who had already attained age 75 when the Plan was adopted were required to retire effective December 31, 2003).Trustees may retire under the Plan before attaining the mandatory retirement age.Trustees who have served as Trustee of the Trust or any of the investment companies associated with Citigroup for at least ten years when they retire are eligible to receive the maximum retirement benefit under the Plan. The maximum retirement benefit is an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the calendar year ending on or immediately prior to the applicable Trustee’s retirement.Amounts under the Plan may be paid in installments or in a lump sum (discounted to present value). Benefits under the Plan are unfunded. Two former Trustees are currently receiving payments under the Plan. In addition, two other former Trustees elected to receive a lump sum payment under the Plan during this period.The Fund’s allocable share of the expenses of the Plan for the six months ended April 30, 2004 and the related liability at April 30, 2004 was not material.

11. Additional Information

The Fund has received the following information from Citigroup Asset Management (“CAM”), the Citigroup business unit which includes the Fund’s Investment Manager and other investment advisory companies, all of which are indirect, wholly-owned subsidiaries of Citigroup. CAM is reviewing its entry, through an affiliate, into the transfer agent business in the period 1997-1999. As CAM currently understands the facts, at the time CAM decided to enter the transfer agent business, CAM sub-contracted for a period of five years certain of the transfer agency services to a third party and also concluded a revenue guarantee agreement with this sub-contractor providing that the sub-contractor would guarantee certain benefits to CAM or its affiliates (the “Revenue Guarantee Agreement”). In connection with the subsequent purchase of the sub-contractor’s business by an affiliate of the current sub-transfer agent (PFPC Inc.) used by CAM on many of the funds it manages, this Revenue Guarantee Agreement was amended eliminating those benefits in exchange for arrangements that included a onetime payment from the sub-contractor.

16 Smith Barney Capital Preservation Fund II | 2004 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

The Boards of CAM-managed funds (the “Boards”) were not informed of the Revenue Guarantee Agreement with the subcontractor at the time the Boards considered and approved the transfer agent agreements. Nor were the Boards informed of the subsequent amendment to the Revenue Guarantee Agreement when that occurred.

CAM has begun to take corrective actions. CAM will pay to the applicable funds approximately $17 million (plus interest) that CAM and its affiliates received from the Revenue Guarantee Agreement and its amendment. CAM also plans an independent review to verify that the transfer agency fees charged by CAM were fairly priced as compared to competitive alternatives. CAM is instituting new procedures and making changes designed to ensure no similar arrangements are entered into in the future.

CAM has briefed the SEC, the New York State Attorney General and other regulators with respect to this matter, as well as the U.S.Attorney who is investigating the matter. CAM is cooperating with governmental authorities on this matter, the ultimate outcome of which is not yet determinable.

12. Legal Matters

Class action lawsuits have been filed against Citigroup Global Markets Inc. (the “Distributor”) and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers (the “Funds”), and directors or trustees of the Funds.The complaints allege, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds.The complaints also allege that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on Fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints seek injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses. Citigroup Asset Management believes that the suits are without merit and intends to defend the cases vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Citigroup Asset Management nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or the ability of the Distributor or the Advisers to perform under their respective contracts with the Funds.

17 Smith Barney Capital Preservation Fund II | 2004 Semi-Annual Report

Financial Highlights

For a share of each class of Capital Stock:

Six Months Ended				For the Period September 24, 2002
April 30, 2004			Year Ended	(Commencement of Operations) to
Class A Shares	(unaudited)		October 31, 2003	October 31, 2002

Net Asset Value, Beginning of Period	$11.68		$11.40	$11.40

Income From Operations:
Net investment income(1)	0.040		0.097	0.006
Net realized and unrealized gain	0.046		0.213	0.004

Total Income From Operations	0.086		0.310	0.010

Less Distributions From:
Net investment income	(0.096)		(0.030)	(0.010)

Net Asset Value, End of Period	$11.67		$11.68	$11.40

Total Return	0.73	%**	2.73%	0.09	%**

Net Assets, End of Period (000s)	$44,438		$58,594	$74,552

Ratios to Average Net Assets:
Expenses	1.95	%*	1.94%	0.68	%*
Net investment income	0.68	%*	0.83%	0.76	%*

Portfolio Turnover Rate	9%		114%	—

Note: If Agents of the Fund had not voluntarily waived a portion of their fees and assumed Fund expenses for the periods indicated the net investment income (loss) per share and the ratios would have been as follows:
Net investment income per share(1)	$0.040		$0.097	$0.002
Ratios:
Expenses to average net assets	1.95	%*	1.94%	1.24	%*
Net investment income to average net assets	0.68	%*	0.83%	0.20	%*

*	Annualized.
**	Not Annualized.
(1)	The per share amounts were computed using a monthly average number of shares outstanding during the period.

See Notes to Financial Statements.

18 Smith Barney Capital Preservation Fund II | 2004 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of Capital Stock:

	Six Months Ended			For the Period September 24, 2002
	April 30, 2004		Year Ended	(Commencement of Operations) to
Class B Shares	(unaudited)		October 31, 2003	October 31, 2002

Net Asset Value, Beginning of Period	$11.60		$11.40	$11.40

Income From Operations:
Net investment income (loss)(1)	(0.004)		0.010	0.004
Net realized and unrealized gain	0.033		0.218	0.002

Total Income From Operations	0.029		0.228	0.006

Less Distributions From:
Net investment income	(0.009)		(0.028)	(0.006)

Net Asset Value, End of Period	$11.62		$11.60	$11.40

Total Return	0.25	%**	2.01%	0.05	%**

Net Assets, End of Period (000s)	$498,805		$590,590	$673,367

Ratios to Average Net Assets:
Expenses	2.70	%*	2.69%	0.97	%*
Net investment income (loss)	(0.08	)%*	0.09%	0.41	%*

Portfolio Turnover Rate	9%		114%	—

Note: If Agents of the Fund had not voluntarily waived a portion of their fees and assumed Fund expenses for the periods indicated the net investment income (loss) per share and the ratios would have been as follows:
Net investment (loss) per share(1)	$(0.004)		$0.010	($0.001)
Ratios:
Expenses to average net assets	2.70	%*	2.69%	1.53	%*
Net investment income (loss) to average
net assets	(0.08	)%*	0.09%	(0.15	)%*

*	Annualized.
**	Not Annualized.
(1)	The per share amounts were computed using a monthly average number of shares outstanding during the period.

See Notes to Financial Statements.

19 Smith Barney Capital Preservation Fund II | 2004 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of Capital Stock:

	Six Months Ended			For the Period September 24, 2002
	April 30, 2004		Year Ended	(Commencement of Operations) to
Class C Shares†	(unaudited)		October 31, 2003	October 31, 2002

Net Asset Value, Beginning of Period	$11.60		$11.40	$11.40

Income From Operations:
Net investment income (loss)(1)	(0.004)		0.010	0.004
Net realized and unrealized gain	0.043		0.217	0.002

Total Income From Operations	0.039		0.227	0.006

Less Distributions From:
Net investment income	(0.009)		(0.027)	(0.006)

Net Asset Value, End of Period	$11.63		$11.60	$11.40

Total Return	0.33	%**	2.00%	0.05	%**

Net Assets, End of Period (000s)	$63,435		$89,922	$122,213

Ratios to Average Net Assets:
Expenses	2.70	%*	2.69%	0.97	%*
Net investment income (loss)	(0.07	)%*	0.09%	0.41	%*

Portfolio Turnover Rate	9%		114%	—

Note: If Agents of the Fund had not voluntarily waived a portion of their fees and assumed Fund expenses for the periods indicated the net investment income (loss) per share and the ratios would have been as follows:
Net investment income (loss) per share(1)	$(0.004)		$0.010	($0.001)
Ratios:
Expenses to average net assets	2.70	%*	2.69%	1.53	%*
Net investment income (loss) to average
net assets	(0.07	)%*	0.09%	(0.15	)%*

*	Annualized.
**	Not Annualized.
(1)	The per share amounts were computed using a monthly average number of shares outstanding during the period.
†	Effective April 29, 2004, Class L shares were redesignated as Class C shares.

See Notes to Financial Statements.

20 Smith Barney Capital Preservation Fund II | 2004 Semi-Annual Report

SMITH BARNEY
CAPITAL PRESERVATION FUND II

TRUSTEES	INVESTMENT MANAGER
Elliott J. Berv	Smith Barney Fund Management LLC
Donald M. Carlton
A. Benton Cocanougher	DISTRIBUTOR
Mark T. Finn	Citigroup Global Markets Inc.
R. Jay Gerken, CFA, Chairman*	PFS Distributors, Inc.
Stephen Randolph Gross
Diana R. Harrington	CUSTODIAN
Susan B. Kerley	State Street Bank
Alan G. Merten	&Trust Company
R. Richardson Pettit
TRANSFER AGENT
OFFICERS	Citicorp Trust Bank, fsb.
R. Jay Gerken, CFA*	125 Broad Street, 11th Floor
President and	New York, New York 10004
Chief Executive Officer
SUB-TRANSFER AGENT
Andrew B. Shoup*	PFPC Global Fund Services
Senior Vice President and	P.O. Box 9699
Chief Administrative Officer	Providence, Rhode Island
02940-9699
Frances M. Guggino*
Controller	Primerica Shareholder Services
P.O. Box 9662
Robert I. Frenkel*	Providence, Rhode Island
Secretary and Chief Legal Officer	02940-9662

* Affiliated Person of
Investment Manager

Smith Barney Trust II

Smith Barney Capital Preservation Fund II The fund is a separate investment fund of Smith Barney Trust II, a Massachusetts business trust.

This report is submitted for the general information of
shareholders of Smith Barney Trust II—Smith Barney
Capital Preservation Fund II.

SMITH BARNEY CAPITAL PRESERVATION FUND II
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by telephoning the Fund (toll-free) at 1-800-451-2010
and by visiting the SEC’s web site at www.sec.gov.	©2004 Citigroup Global Markets Inc. Member NASD, SIPC FD02774 6/04 04-6818

ITEM 2.  CODE OF ETHICS.

         Not applicable.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         Not applicable.

Item 4.  Principal Accountant Fees and Services

         Not applicable

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not applicable.

ITEM 6.  [RESERVED]

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
         MANAGEMENT INVESTMENT COMPANIES.

         Not applicable.

ITEM 8.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
         COMPANIES.

         Not applicable.

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

         Not applicable.

ITEM 10. CONTROLS AND PROCEDURES.

         (a)      The registrant's principal executive officer and principal financial officer have concluded that the registrant's
                  disclosure controls and procedures (as defined in Rule 30a-
                  3(c) under the Investment Company Act of 1940, as amended (the
                  "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure
                  required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b)
                  under the 1940 Act and 15d-15(b) under the Securities Exchange
                  Act of 1934

         (b)      There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last
                  fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

         (a)(2)   Attached hereto.

                  Exhibit 99.CERT       Certifications pursuant to section 302
                                        of the Sarbanes-Oxley Act of 2002

         (b)      Furnished.

                  Exhibit 99.906CERT    Certifications pursuant to Section 906
                                        of the Sarbanes-Oxley Act of 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

SMITH BARNEY CAPITAL PRESERVATION FUND II

By:   /s/ R. Jay Gerken
      R. Jay Gerken
      Chief Executive Officer of
      SMITH BARNEY CAPITAL PRESERVATION FUND II

Date: June 25, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ R. Jay Gerken
         (R. Jay Gerken)
         Chief Executive Officer of
         SMITH BARNEY CAPITAL PRESERVATION FUND II

Date: June 25, 2004

By:      /s/ ANDREW B. SHOUP
         Chief Administrative Officer of
         SMITH BARNEY CAPITAL PRESERVATION FUND II

Date: June 25, 2004